Exhibit 99.2

Three months and six months ended June 30, 2023

Supplemental Information of Gulfport Energy

Table of Contents:	Page:
Production Volumes by Asset Area	2
Production and Pricing	4
Consolidated Statements of Income	6
Consolidated Balance Sheets	8
Consolidated Statement of Cash Flows	10
Updated 2023E Guidance	12
Derivatives	13
Non-GAAP Reconciliations	14
Definitions	15
Adjusted Net Income	16
Adjusted EBITDA	18
Adjusted Free Cash Flow	20
Recurring General and Administrative Expenses	22

Production Volumes by Asset Area: Three months ended June 30, 2023

Production Volumes

	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022
Natural gas (Mcf/day)
Utica	751,272	637,854
SCOOP	194,639	220,637
Other	—	(10)
Total	945,910	858,481
Oil and condensate (Bbl/day)
Utica	556	722
SCOOP	2,977	3,960
Other	—	(4)
Total	3,533	4,678
NGL (Bbl/day)
Utica	2,440	2,109
SCOOP	9,596	9,983
Other	—	2
Total	12,036	12,093
Combined (Mcfe/day)
Utica	769,246	654,840
SCOOP	270,077	304,293
Other	1	(27)
Total	1,039,323	959,106
Totals may not sum or recalculate due to rounding.

Production Volumes by Asset Area: Six months ended June 30, 2023

Production Volumes

	Six Months Ended June 30, 2023	Six Months Ended June 30, 2022
Natural gas (Mcf/day)
Utica	735,133	699,489
SCOOP	210,030	191,806
Other	—	11
Total	945,163	891,306
Oil and condensate (Bbl/day)
Utica	573	710
SCOOP	3,555	3,447
Other	—	1
Total	4,128	4,158
NGL (Bbl/day)
Utica	2,564	2,145
SCOOP	10,496	9,052
Other	—	1
Total	13,060	11,198
Combined (Mcfe/day)
Utica	753,956	716,621
SCOOP	294,335	266,798
Other	1	25
Total	1,048,292	983,444
Totals may not sum or recalculate due to rounding.

Production and Pricing: Three months ended June 30, 2023

The following table summarizes production and related pricing for the three months ended June 30, 2023, as compared to such data for the three months ended June 30, 2022:

	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022
Natural gas sales
Natural gas production volumes (MMcf)	86,078	78,122
Natural gas production volumes (MMcf) per day	946	858
Total sales	$159,246	$539,090
Average price without the impact of derivatives ($/Mcf)	$1.85	$6.90
Impact from settled derivatives ($/Mcf)	$0.57	$(3.70)
Average price, including settled derivatives ($/Mcf)	$2.42	$3.20

Oil and condensate sales
Oil and condensate production volumes (MBbl)	321	426
Oil and condensate production volumes (MBbl) per day	4	5
Total sales	$22,602	$45,009
Average price without the impact of derivatives ($/Bbl)	$70.30	$105.72
Impact from settled derivatives ($/Bbl)	$1.15	$(33.55)
Average price, including settled derivatives ($/Bbl)	$71.45	$72.17

NGL sales
NGL production volumes (MBbl)	1,095	1,100
NGL production volumes (MBbl) per day	12	12
Total sales	$26,070	$54,106
Average price without the impact of derivatives ($/Bbl)	$23.80	$49.17
Impact from settled derivatives ($/Bbl)	$2.47	$(4.73)
Average price, including settled derivatives ($/Bbl)	$26.27	$44.44

Natural gas, oil and condensate and NGL sales
Natural gas equivalents (MMcfe)	94,578	87,279
Natural gas equivalents (MMcfe) per day	1,039	959
Total sales	$207,918	$638,205
Average price without the impact of derivatives ($/Mcfe)	$2.20	$7.31
Impact from settled derivatives ($/Mcfe)	$0.56	$(3.53)
Average price, including settled derivatives ($/Mcfe)	$2.76	$3.78

Production Costs:
Average lease operating expenses ($/Mcfe)	$0.17	$0.16
Average taxes other than income ($/Mcfe)	$0.08	$0.19
Average transportation, gathering, processing and compression ($/Mcfe)	$0.91	$1.01
Total lease operating expenses, midstream costs and production taxes ($/Mcfe)	$1.16	$1.36

Production and Pricing: Six months ended June 30, 2023

The following table summarizes production and related pricing for the six months ended June 30, 2023, as compared to such data for the six months ended June 30, 2022:

	Six Months Ended June 30, 2023	Six Months Ended June 30, 2022
Natural gas sales
Natural gas production volumes (MMcf)	171,075	161,326
Natural gas production volumes (MMcf) per day	945	891
Total sales	$441,780	$944,302
Average price without the impact of derivatives ($/Mcf)	$2.58	$5.85
Impact from settled derivatives ($/Mcf)	$0.29	$(2.48)
Average price, including settled derivatives ($/Mcf)	$2.87	$3.37

Oil and condensate sales
Oil and condensate production volumes (MBbl)	747	753
Oil and condensate production volumes (MBbl) per day	4	4
Total sales	$53,316	$75,248
Average price without the impact of derivatives ($/Bbl)	$71.36	$99.99
Impact from settled derivatives ($/Bbl)	$(0.10)	$(29.80)
Average price, including settled derivatives ($/Bbl)	$71.26	$70.19

NGL sales
NGL production volumes (MBbl)	2,364	2,027
NGL production volumes (MBbl) per day	13	11
Total sales	$65,982	$99,390
Average price without the impact of derivatives ($/Bbl)	$27.91	$49.03
Impact from settled derivatives ($/Bbl)	$1.56	$(5.40)
Average price, including settled derivatives ($/Bbl)	$29.47	$43.63

Natural gas, oil and condensate and NGL sales
Natural gas equivalents (MMcfe)	189,741	178,003
Natural gas equivalents (MMcfe) per day	1,048	983
Total sales	$561,078	$1,118,940
Average price without the impact of derivatives ($/Mcfe)	$2.96	$6.29
Impact from settled derivatives ($/Mcfe)	$0.28	$(2.44)
Average price, including settled derivatives ($/Mcfe)	$3.24	$3.85

Production Costs:
Average lease operating expenses ($/Mcfe)	$0.19	$0.18
Average taxes other than income ($/Mcfe)	$0.10	$0.16
Average transportation, gathering, processing and compression ($/Mcfe)	$0.91	$0.97
Total lease operating expenses, midstream costs and production taxes ($/Mcfe)	$1.20	$1.31

Consolidated Statements of Income: Three months ended June 30, 2023

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022
REVENUES:
Natural gas sales	$159,246	$539,090
Oil and condensate sales	22,602	45,009
Natural gas liquid sales	26,070	54,106
Net gain (loss) on natural gas, oil and NGL derivatives	96,788	(172,871)
Total revenues	304,706	465,334
OPERATING EXPENSES:
Lease operating expenses	16,155	14,239
Taxes other than income	7,938	16,682
Transportation, gathering, processing and compression	85,664	87,752
Depreciation, depletion and amortization	80,148	62,602
General and administrative expenses	8,611	8,271
Restructuring costs	2,893	—
Accretion expense	714	692
Total operating expenses	202,123	190,238
INCOME FROM OPERATIONS	102,583	275,096
OTHER EXPENSE (INCOME):
Interest expense	13,727	14,234
Other, net	(4,831)	4,282
Total other expense	8,896	18,516
INCOME BEFORE INCOME TAXES	93,687	256,580
Income tax expense	—	—
NET INCOME	$93,687	$256,580
Dividends on preferred stock	(1,278)	(1,380)
Participating securities - preferred stock	(14,044)	(39,590)
NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$78,365	$215,610

NET INCOME (LOSS) PER COMMON SHARE:
Basic	$4.23	$10.42
Diluted	$4.18	$10.34
Weighted average common shares outstanding—Basic	18,518	20,684
Weighted average common shares outstanding—Diluted	18,805	20,877

Consolidated Statements of Income: Six months ended June 30, 2023

(In thousands, except per share data)

(Unaudited)

	Six Months Ended June 30, 2023	Six Months Ended June 30, 2022
REVENUES:
Natural gas sales	$441,780	$944,302
Oil and condensate sales	53,316	75,248
Natural gas liquid sales	65,982	99,390
Net gain (loss) on natural gas, oil and NGL derivatives	474,849	(961,422)
Total revenues	1,035,927	157,518
OPERATING EXPENSES:
Lease operating expenses	36,017	31,883
Taxes other than income	18,633	29,150
Transportation, gathering, processing and compression	173,281	172,544
Depreciation, depletion and amortization	159,242	124,886
General and administrative expenses	17,344	15,376
Restructuring costs	4,762	—
Accretion expense	1,478	1,384
Total operating expenses	410,757	375,223
INCOME (LOSS) FROM OPERATIONS	625,170	(217,705)
OTHER EXPENSE (INCOME):
Interest expense	27,483	28,218
Other, net	(19,054)	(10,528)
Total other expense	8,429	17,690
INCOME (LOSS) BEFORE INCOME TAXES	616,741	(235,395)
Income tax expense	—	—
NET INCOME (LOSS)	$616,741	$(235,395)
Dividends on preferred stock	(2,585)	(2,828)
Participating securities - preferred stock	(92,611)	—
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$521,545	$(238,223)

NET INCOME (LOSS) PER COMMON SHARE:
Basic	$27.91	$(11.36)
Diluted	$27.60	$(11.36)
Weighted average common shares outstanding—Basic	18,688	20,961
Weighted average common shares outstanding—Diluted	18,930	20,961

Consolidated Balance Sheets

(In thousands)

(Unaudited)

	June 30, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$5,269	$7,259
Accounts receivable—oil, natural gas, and natural gas liquids sales	92,104	278,404
Accounts receivable—joint interest and other	17,883	21,478
Prepaid expenses and other current assets	6,453	7,621
Short-term derivative instruments	140,686	87,508
Total current assets	262,395	402,270
Property and equipment:
Oil and natural gas properties, full-cost method
Proved oil and natural gas properties	2,695,104	2,418,666
Unproved properties	188,461	178,472
Other property and equipment	7,419	6,363
Total property and equipment	2,890,984	2,603,501
Less: accumulated depletion, depreciation and amortization	(705,153)	(545,771)
Total property and equipment, net	2,185,831	2,057,730
Other assets:
Long-term derivative instruments	54,308	26,525
Operating lease assets	20,600	26,713
Other assets	32,590	21,241
Total other assets	107,498	74,479
Total assets	$2,555,724	$2,534,479

Consolidated Balance Sheets

(In thousands, except share data)

(Unaudited)

	June 30, 2023	December 31, 2022
Liabilities, Mezzanine Equity and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$307,720	$437,384
Short-term derivative instruments	59,367	343,522
Current portion of operating lease liabilities	12,756	12,414
Total current liabilities	379,843	793,320
Non-current liabilities:
Long-term derivative instruments	61,557	118,404
Asset retirement obligation	33,638	33,171
Non-current operating lease liabilities	7,844	14,299
Long-term debt	648,267	694,155
Total non-current liabilities	751,306	860,029
Total liabilities	$1,131,149	$1,653,349
Commitments and contingencies (Note 9)
Mezzanine Equity:
Preferred stock - $0.0001 par value, 110.0 thousand shares authorized, 46.5 thousand issued and outstanding at June 30, 2023, and 52.3 thousand issued and outstanding at December 31, 2022	46,459	52,295
Stockholders’ Equity:
Common stock - $0.0001 par value, 42.0 million shares authorized, 18.7 million issued and outstanding at June 30, 2023, and 19.1 million issued and outstanding at December 31, 2022	2	2
Additional paid-in capital	384,082	449,243
Common stock held in reserve, 62 thousand shares at June 30, 2023, and 62 thousand shares at December 31, 2022	(1,996)	(1,996)
Retained earnings	996,028	381,872
Treasury stock, at cost - no shares at June 30, 2023, and 3.9 thousand shares at December 31, 2022	—	(286)
Total stockholders’ equity	$1,378,116	$828,835
Total liabilities, mezzanine equity and stockholders’ equity	$2,555,724	$2,534,479

Consolidated Statement of Cash Flows: Three months ended June 30, 2023

(In thousands)

(Unaudited)

	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022
Cash flows from operating activities:
Net income	$93,687	$256,580
Adjustments to reconcile net income to net cash provided by operating activities:
Depletion, depreciation and amortization	80,148	62,602
Net (gain) loss on derivative instruments	(96,788)	172,871
Net cash receipts (payments) on settled derivative instruments	52,519	(308,420)
Other, net	4,385	2,381
Changes in operating assets and liabilities, net	(26,600)	(56,510)
Net cash provided by operating activities	107,351	129,504
Cash flows from investing activities:
Additions to oil and natural gas properties	(153,006)	(101,516)
Proceeds from sale of oil and natural gas properties	185	580
Other, net	(191)	(51)
Net cash used in investing activities	(153,012)	(100,987)
Cash flows from financing activities:
Principal payments on Credit Facility	(205,000)	(380,000)
Borrowings on Credit Facility	304,000	479,000
Debt issuance costs and loan commitment fees	(6,913)	(108)
Dividends on preferred stock	(1,280)	(1,381)
Repurchase of common stock under Repurchase Program	(41,844)	(125,020)
Other, net	(1,493)	(325)
Net cash provided by (used in) financing activities	47,470	(27,834)
Net increase in cash and cash equivalents	1,809	683
Cash and cash equivalents at beginning of period	3,460	5,898
Cash and cash equivalents at end of period	$5,269	$6,581

Consolidated Statement of Cash Flows: Six months ended June 30, 2023

(In thousands)

(Unaudited)

	Six Months Ended June 30, 2023	Six Months Ended June 30, 2022
Cash flows from operating activities:
Net income (loss)	$616,741	$(235,395)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depletion, depreciation and amortization	159,242	124,886
Net (gain) loss on derivative instruments	(474,849)	961,422
Net cash receipts (payments) on settled derivative instruments	52,886	(433,466)
Other, net	9,227	5,071
Changes in operating assets and liabilities, net	48,159	(39,318)
Net cash provided by operating activities	411,406	383,200
Cash flows from investing activities:
Additions to oil and natural gas properties	(283,406)	(181,787)
Proceeds from sale of oil and natural gas properties	2,648	580
Other, net	(835)	(58)
Net cash used in investing activities	(281,593)	(181,265)
Cash flows from financing activities:
Principal payments on Credit Facility	(518,000)	(836,000)
Borrowings on Credit Facility	472,000	796,000
Debt issuance costs and loan commitment fees	(6,920)	(169)
Dividends on preferred stock	(2,587)	(2,828)
Repurchase of common stock under Repurchase Program	(74,516)	(155,212)
Other, net	(1,780)	(405)
Net cash used in financing activities	(131,803)	(198,614)
Net (decrease) increase in cash and cash equivalents	(1,990)	3,321
Cash and cash equivalents at beginning of period	7,259	3,260
Cash and cash equivalents at end of period	$5,269	$6,581

Updated 2023E Guidance

The Company is providing updated full year 2023 guidance (changes in italics) as set forth in the table below. Gulfport's 2023 guidance assumes commodity strip prices as of July 17, 2023, adjusted for applicable commodity and location differentials, and no property acquisitions or divestitures.

	Year Ending
	December 31, 2023
	Low	High
Production
Average daily gas equivalent (MMcfe/day)	1,035	1,055
% Gas	~90%

Realizations (before hedges)
Natural gas (differential to NYMEX settled price) ($/Mcf)	$(0.20)	$(0.35)
NGL (% of WTI)	35%	40%
Oil (differential to NYMEX WTI) ($/Bbl)	$(3.00)	$(4.00)

Expenses
Lease operating expense ($/Mcfe)	$0.16	$0.18
Taxes other than income ($/Mcfe)	$0.10	$0.12
Transportation, gathering, processing and compression ($/Mcfe)	$0.90	$0.94
Recurring cash general and administrative(1,2) ($/Mcfe)	$0.11	$0.13

	Total
Capital expenditures (incurred)	(in millions)
D&C	$375	$400
Maintenance leasehold and land	$50	$75
Total base capital expenditures	$425	$475

Discretionary acreage acquisitions	$40

(1)	Recurring cash G&A includes capitalization. It excludes non-cash stock compensation and expenses related to the continued administration of our prior Chapter 11 filing.

(2)	This is a non-GAAP measure. Reconciliations of these non-GAAP measures and other disclosures are provided with the supplemental financial tables available on our website at www.gulfportenergy.com.

Derivatives

The below details Gulfport's hedging positions as of August 1, 2023:

	3Q2023	4Q2023	Full Year 2023(1)	Full Year 2024	Full Year 2025
Natural Gas Contract Summary (NYMEX):
Fixed Price Swaps
Volume (BBtupd)	220	280	250	305	110
Weighted Average Price ($/MMBtu)	$3.82	$4.36	$4.12	$4.08	$4.09

Fixed Price Collars
Volume (BBtupd)	285	285	285	180	80
Weighted Average Floor Price ($/MMBtu)	$2.93	$2.93	$2.93	$3.43	$3.65
Weighted Average Ceiling Price ($/MMBtu)	$4.78	$4.78	$4.78	$5.49	$4.54

Fixed Price Calls Sold
Volume (BBtupd)	408	408	408	202	193
Weighted Average Price ($/MMBtu)	$3.21	$3.21	$3.21	$3.33	$5.80

Rex Zone 3 Basis
Volume (BBtupd)	140	140	140	130	—
Differential ($/MMBtu)	$(0.22)	$(0.22)	$(0.22)	$(0.15)	$—

Tetco M2 Basis
Volume (BBtupd)	210	210	210	90	—
Differential ($/MMBtu)	$(0.91)	$(0.91)	$(0.91)	$(0.91)	$—

NGPL TX OK Basis
Volume (BBtupd)	80	80	80	70	—
Differential ($/MMBtu)	$(0.35)	$(0.35)	$(0.35)	$(0.31)	$—

Oil Contract Summary (WTI):
Fixed Price Swaps
Volume (Bblpd)	3,000	3,000	3,000	—	—
Weighted Average Price ($/Bbl)	$74.47	$74.47	$74.47	$—	$—

Fixed Price Collars
Volume (Bblpd)	—	—	—	1,000	—
Weighted Average Floor Price ($/Bbl)	$—	$—	$—	$62.00	$—
Weighted Average Ceiling Price ($/Bbl)	$—	$—	$—	$80.00	$—

NGL Contract Summary:
C3 Propane Fixed Price Swaps
Volume (Bblpd)	3,000	3,000	3,000	500	—
Weighted Average Price ($/Bbl)	$38.07	$38.07	$38.07	$29.13	$—

(1)	July 1 - December 31, 2023.

Non-GAAP Reconciliations

Gulfport’s management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful tool to assess Gulfport’s operating results. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating Gulfport because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies.

These non-GAAP financial measures include adjusted net income, adjusted EBITDA, adjusted free cash flow, and recurring general and administrative expense. A reconciliation of each financial measure to its most directly comparable GAAP financial measure is included in the tables below. These non-GAAP measure should be considered in addition to, but not instead of, the financial statements prepared in accordance with GAAP.

Definitions

Adjusted net income is a non-GAAP financial measure equal to income (loss) before income taxes less non-cash derivative (gain) loss, non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing, stock-based compensation expenses, restructuring costs and other items which include items related to our Chapter 11 filing and other non-material expenses.

Adjusted EBITDA is a non-GAAP financial measure equal to net income (loss), the most directly comparable GAAP financial measure, plus interest expense, depreciation, depletion and amortization, and impairment of oil and gas properties, property and equipment, accretion, non-cash derivative (gain) loss, non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing, stock-based compensation, restructuring costs and other items which include items related to our Chapter 11 filing and other non-material expenses.

Adjusted free cash flow is a non-GAAP measure defined as adjusted EBITDA plus certain non-cash items that are included in net cash provided by (used in) operating activities but excluded from adjusted EBITDA less interest expense, capitalized expenses incurred and capital expenditures incurred. Gulfport includes a adjusted free cash flow estimate for 2023. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure. Accordingly, Gulfport is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliation. Items excluded in net cash provided by (used in) operating activities to arrive at adjusted free cash flow include interest expense, income taxes, capitalized expenses as well as one-time items or items whose timing or amount cannot be reasonably estimated.

Recurring general and administrative expense is a non-GAAP financial measure equal to general and administrative expense (GAAP) plus capitalized general and administrative expense, less non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing. Gulfport includes a recurring general and administrative expense estimate for 2023. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure. Accordingly, Gulfport is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliation. Items excluded in general and administrative expense to arrive at recurring general and administrative expense include capitalized expenses as well as one-time items or items whose timing or amount cannot be reasonably estimated. The non-GAAP measure recurring general and administrative expenses allows investors to compare Gulfport’s total general and administrative expenses, including capitalization, to peer companies that account for their oil and gas operations using the successful efforts method.

Adjusted Net Income: Three months ended June 30, 2023

(In thousands)

(Unaudited)

	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022

Pre-Tax Net Income (GAAP)	$93,687	$256,580

Adjustments:
Non-cash derivative gain	(44,269)	(135,549)
Non-recurring general and administrative expense	438	264
Stock-based compensation expense	2,024	1,416
Restructuring costs	2,893	—
Other, net(1)(2)	(4,831)	4,282
Adjusted Net Income (Non-GAAP)	$49,942	$126,993

(1)	For the three months ended June 30, 2023, “Other, net” included a $5.0 million recoupment of previously placed collateral for certain firm transportation commitments during our Chapter 11 filing.

(2)	For the three months ended June 30, 2022, “Other, net” included a $5.1 million payment to settle certain gas imbalance positions.

Adjusted Net Income: Six months ended June 30, 2023

(In thousands)

(Unaudited)

	Six Months Ended June 30, 2023	Six Months Ended June 30, 2022

Pre-Tax Net Income (Loss) (GAAP)	$616,741	$(235,395)

Adjustments:
Non-cash derivative (gain) loss	(421,963)	527,956
Non-recurring general and administrative expense	1,735	759
Stock-based compensation expense	3,778	2,574
Restructuring costs	4,762	—
Other, net(1)(2)	(19,054)	(10,528)
Adjusted Net Income (Non-GAAP)	$185,999	$285,366

(1)	For the six months ended June 30, 2023, “Other, net” included a $17.8 million receipt of funds related to our interim claim distribution from our Chapter 11 Plan of Reorganization and a $1 million administrative payment to Rover as part of the executed settlement. The distribution and settlement is more fully described in Note 9 of our consolidated financial statements included in our Quarterly Report on Form 10-Q for the six months ended June 30, 2023. Additionally, “Other, net” included a $5.0 million recoupment of previously placed collateral for certain firm transportation commitments during our Chapter 11 filing.

(2)	For the six months ended June 30, 2022, “Other, net” included $11.5 million receipt of funds related to our initial claim distribution from our Chapter 11 Plan of Reorganization. The distribution is more fully described in Note 9 of our consolidated financial statements included in our Quarterly Report on Form 10-Q for the six months ended June 30, 2023. Additionally, “Other, net” included a $5.1 million payment to settle certain gas imbalance positions and a $5.2 million receipt of funds from a litigation settlement.

Adjusted EBITDA: Three months ended June 30, 2023

(In thousands)

(Unaudited)

	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022

Net Income (GAAP)	$93,687	$256,580

Adjustments:
Interest expense	13,727	14,234
Income tax expense	—	—
DD&A and accretion	80,862	63,294
Non-cash derivative gain	(44,269)	(135,549)
Non-recurring general and administrative expenses	438	264
Stock-based compensation expense	2,024	1,416
Restructuring costs	2,893	—
Other, net(1)(2)	(4,831)	4,282
Adjusted EBITDA (Non-GAAP)	$144,531	$204,521

(1)	For the three months ended June 30, 2023, “Other, net” included a $5.0 million recoupment of previously placed collateral for certain firm transportation commitments during our Chapter 11 filing.

(2)	For the three months ended June 30, 2022, “Other, net” included a $5.1 million payment to settle certain gas imbalance positions.

Adjusted EBITDA: Six months ended June 30, 2023

(In thousands)

(Unaudited)

	Six Months Ended June 30, 2023	Six Months Ended June 30, 2022

Net Income (Loss) (GAAP)	$616,741	$(235,395)

Adjustments:
Interest expense	27,483	28,218
Income tax expense	—	—
DD&A and accretion	160,720	126,270
Non-cash derivative (gain) loss	(421,963)	527,956
Non-recurring general and administrative expenses	1,735	759
Stock-based compensation expense	3,778	2,574
Restructuring costs	4,762	—
Other, net(1)(2)	(19,054)	(10,528)
Adjusted EBITDA (Non-GAAP)	$374,202	$439,854

(1)	For the six months ended June 30, 2023, “Other, net” included a $17.8 million receipt of funds related to our interim claim distribution from our Chapter 11 Plan of Reorganization and a $1 million administrative payment to Rover as part of the executed settlement. The distribution and settlement is more fully described in Note 9 of our consolidated financial statements included in our Quarterly Report on Form 10-Q for the six months ended June 30, 2023. Additionally, “Other, net” included a $5.0 million recoupment of previously placed collateral for certain firm transportation commitments during our Chapter 11 filing.

(2)	For the six months ended June 30, 2022, “Other, net” included $11.5 million receipt of funds related to our initial claim distribution from our Chapter 11 Plan of Reorganization. The distribution is more fully described in Note 9 of our consolidated financial statements included in our Quarterly Report on Form 10-Q for the six months ended June 30, 2023. Additionally, “Other, net” included a $5.1 million payment to settle certain gas imbalance positions and a $5.2 million receipt of funds from a litigation settlement.

Adjusted Free Cash Flow: Three months ended June 30, 2023

(In thousands)

(Unaudited)

	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022

Net cash provided by operating activity (GAAP)	$107,351	$129,504
Adjustments:
Interest expense	13,727	14,234
Non-recurring general and administrative expenses	438	264
Restructuring costs	2,893	—
Other, net(1)(2)	(6,478)	4,009
Changes in operating assets and liabilities, net:
Accounts receivable - oil, natural gas, and natural gas liquids sales	(27,759)	110,028
Accounts receivable - joint interest and other	(5,432)	(13,611)
Accounts payable and accrued liabilities	58,161	(41,910)
Prepaid expenses	1,737	3,426
Other assets	(107)	(1,423)
Total changes in operating assets and liabilities, net	$26,600	$56,510
Adjusted EBITDA (Non-GAAP)	$144,531	$204,521
Interest expense	(13,727)	(14,234)
Capitalized expenses incurred(3)	(5,423)	(4,230)
Capital expenditures incurred(4)	(129,547)	(105,755)
Adjusted free cash flow (Non-GAAP)	$(4,166)	$80,302

(1)	For the three months ended June 30, 2023, “Other, net” included a $5.0 million recoupment of previously placed collateral for certain firm transportation commitments during our Chapter 11 filing.

(2)	For the three months ended June 30, 2022, “Other, net” included a $5.1 million payment to settle certain gas imbalance positions.

(3)	Includes cash capitalized general and administrative expense and incurred capitalized interest expenses.

(4)	Incurred capital expenditures and cash capital expenditures may vary from period to period due to the cash payment cycle.

Adjusted Free Cash Flow: Six months ended June 30, 2023

(In thousands)

(Unaudited)

	Six Months Ended June 30, 2023	Six Months Ended June 30, 2022

Net cash provided by operating activity (GAAP)	$411,406	$383,200
Adjustments:
Interest expense	27,483	28,218
Non-recurring general and administrative expenses	1,735	759
Restructuring costs	4,762	—
Other, net(1)(2)	(23,025)	(11,641)
Changes in operating assets and liabilities:
Accounts receivable - oil, natural gas, and natural gas liquids sales	(186,300)	84,043
Accounts receivable - joint interest and other	(3,595)	4,111
Accounts payable and accrued liabilities	140,832	(44,045)
Prepaid expenses	973	(3,385)
Other assets	(69)	(1,406)
Total changes in operating assets and liabilities	$(48,159)	$39,318
Adjusted EBITDA (Non-GAAP)	$374,202	$439,854
Interest expense	(27,483)	(28,218)
Capitalized expenses incurred(3)	(10,506)	(8,377)
Capital expenditures incurred(4)	(277,234)	(206,130)
Adjusted free cash flow (Non-GAAP)	$58,979	$197,129

(1)	For the six months ended June 30, 2023, “Other, net” included a $17.8 million receipt of funds related to our interim claim distribution from our Chapter 11 Plan of Reorganization and a $1 million administrative payment to Rover as part of the executed settlement. The distribution and settlement is more fully described in Note 9 of our consolidated financial statements included in our Quarterly Report on Form 10-Q for the six months ended June 30, 2023. Additionally, “Other, net” included a $5.0 million recoupment of previously placed collateral for certain firm transportation commitments during our Chapter 11 filing.

(2)	For the six months ended June 30, 2022, “Other, net” included $11.5 million receipt of funds related to our initial claim distribution from our Chapter 11 Plan of Reorganization. The distribution is more fully described in Note 9 of our consolidated financial statements included in our Quarterly Report on Form 10-Q for the six months ended June 30, 2023. Additionally, “Other, net” included a $5.1 million payment to settle certain gas imbalance positions and a $5.2 million receipt of funds from a litigation settlement.

(3)	Includes cash capitalized general and administrative expense and incurred capitalized interest expenses.

(4)	Incurred capital expenditures and cash capital expenditures may vary from period to period due to the cash payment cycle.

Recurring General and Administrative Expenses:

Three months ended June 30, 2023

(In thousands)

(Unaudited)

	Three Months Ended June 30, 2023			Three Months Ended June 30, 2022
	Cash	Non-Cash	Total	Cash	Non-Cash	Total

General and administrative expense (GAAP)	$6,587	$2,024	$8,611	$6,855	$1,416	$8,271
Capitalized general and administrative expense	4,408	997	5,405	4,230	729	$4,959
Non-recurring general and administrative expense	(438)	—	(438)	(264)	—	$(264)
Recurring general and administrative before capitalization (Non-GAAP)	$10,557	$3,021	$13,578	$10,821	$2,145	$12,966

Recurring General and Administrative Expenses:

Six months ended June 30, 2023

(In thousands)

(Unaudited)

	Six Months Ended June 30, 2023			Six Months Ended June 30, 2022
	Cash	Non-Cash	Total	Cash	Non-Cash	Total

General and administrative expense (GAAP)	$13,566	$3,778	$17,344	$12,802	$2,574	$15,376
Capitalized general and administrative expense	8,667	1,861	10,528	8,377	1,326	9,703
Non-recurring general and administrative expense	(1,735)	—	(1,735)	(759)	—	(759)
Recurring general and administrative before capitalization (Non-GAAP)	$20,498	$5,639	$26,137	$20,420	$3,900	$24,320